================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14A-12

                         URBAN JUICE & SODA COMPANY LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing gee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or  Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------
================================================================================

                  [URBAN JUICE & SODA COMPANY LTD. LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2000
                                    2:00 p.m.

To Urban Juice & Soda Company Ltd. Shareholders:

      Notice is hereby given, that the Annual Meeting of Shareholders of Urban Juice & Soda Company Ltd., a Wyoming corporation (the "Company" or "Urban Juice"), will be held at 2:00 p.m. on Wednesday, May 31, 2000, at 234 9th Avenue North, Seattle, Washington for the following purposes:

      1.    To elect Directors.

      2. To approve a Agreement and Plan of Merger providing for the merger of the Company into one of its wholly-owned Washington subsidiaries for the purpose of changing the state of incorporation of the Company from Wyoming to Washington and effecting certain changes in the articles of incorporation and the bylaws of the Company, as discussed in the attached Proxy Statement.

      3. To ratify the appointment of KPMG Meat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for it's fiscal year ending December 31, 2000.

      4. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Shareholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on April 3, 2000, the record date fixed by the Board of Directors for such purpose. A list of such shareholders will be available during regular business hours at the Company's corporate headquarters located at 234 9th Avenue North, Seattle, Washington for the ten days before the meeting for inspection by any shareholder for any purpose germane to the meeting.

                                        By Order of the Board of Directors,
                                        URBAN JUICE & SODA COMPANY LTD.

                                        JENNIFER L. CUE
                                        Secretary

Vancouver, British Columbia
April 18, 2000

                                    IMPORTANT
--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE, FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.
--------------------------------------------------------------------------------

                         URBAN JUICE & SODA COMPANY LTD.
                              234 9th Avenue North
                            Seattle, Washington 98109

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Urban Juice & Soda Company Ltd., to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 2:00 p.m. (local time) on Wednesday, May 31, 2000, at 234 9th Avenue North, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the power conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the Annual Meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

      Shareholders of record at the closing of business on April 3, 2000 will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On April 3, 2000, there were _________ Common Shares outstanding, held by _______ shareholders of record.

      Each of the persons named as proxies in the Proxy is an officer of the Company, although the Proxy allows someone else to be appointed as proxies. All properly executed proxies returned in time to be cast at the meeting will be voted.

      The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of the Annual Meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth as of March 14, 2000, certain information regarding the beneficial ownership of the Company's outstanding Common Shares by: (i) each person who, to the knowledge of management, owned beneficially more than 5% of the Common Stock, (ii) each director and director nominee of the Company, and (iii) all directors and executive officers of the Company as a group. Based on information furnished by the beneficial owners to the Company, and except as otherwise noted and subject to community property laws where applicable, the Company believes that the beneficial owners listed below have sole voting and investment power with respect to such shares.


                 Name and Address                          Amount and Nature of Beneficial                   Percent
               of Beneficial Owner                                  Ownership (1)                            of Class
---------------------------------------------------     ---------------------------------------      -------------------------
 5% Owners:

  Arnhold & S. Bleichroeder, Inc.                                       1,512,716
  1345 Avenue of the Americas
  New York, NY 10105-4300

 Directors:

  Peter M. van Stolk                                                    1,723,644                             7.95%
  234 9th Avenue North
  Seattle, WA 98109

  Jennifer L. Cue                                                         624,134                             2.85%
  234 9th Avenue North
  Seattle, WA 98109

  Ron B. Anderson                                                         165,050                             0.77%
  4555 Glenwood Avenue
  North Vancouver, B.C. V7R 4G6
  CANADA.

  Michael M. Fleming                                                       68,750                             0.32%
  1201 Third Avenue, Suite 3400
  Seattle, WA 98101-3034

  Matthew Kellogg                                                          68,770                             0.32%
  1913 - 14TH Avenue East
  Seattle, WA 98112

  Peter Cooper                                                          1,097,050                             5.14%
  26 Corporate Plaza, Suite 280
  Newport Beach, CA 92660

 Other Executive Officer:


Edward Black                                                               52,500                             0.25%
234 9th Avenue North
Seattle, WA 98109

All current directors and executive officers as                         3,799,898                            17.60%
a group (7 persons)

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Common Shares subject to options currently exercisable or exercisable within sixty (60)-days of March 14, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

      Section 16 Reporting

      Section 16(a) of the Securities Exchange Act of 1933, as amended (the "Exchange Act") requires the Company's Directors, executive officers and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock of the Company. Reporting Persons are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they filed. Based solely on the Company's review of the copies of such reports received or written communications from certain Reporting Persons, the Company believes that during the last fiscal year ended December 31, 1999, all Reporting Persons complied with all Section 16(a) filing requirements.

      PROPOSAL 1 - ELECTION OF DIRECTORS

      A Board of six (6) Directors is to be elected at the Annual Meeting. Each Director shall hold office until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

      The Board of Directors of Urban Juice has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named below. In the event that any of the six nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

      Nominees

      Peter M. van Stolk has served as our President, Chief Executive Officer and a director since May 1993. Mr. van Stolk began his career in the beverage industry in 1987 when he founded Urban Hand. He served in a similar capacity with Urban Hand prior to it being acquired by Urban Juice in 1993. Mr. van Stolk is also a member of the Social Venture Network. Since 1987, Mr. van Stolk has worked in virtually all aspects of the beverage distributor business. He attended Grant McKewan College in Edmonton, Alberta.

      Jennifer L. Cue has served as our Corporate Secretary since August 1997, Chief Financial Officer since February 1997, Vice President, Corporate and Financial Development, between October 1995 and January 1997, and a director since March 1995. Prior to October 1995, Ms. Cue served as Vice President Investment Research of D. Grant Macdonald Capital Corporation from February 1994, and prior to that served as Vice President, Investments at Penfund Management in Toronto, Ontario from November 1990. From 1986 to 1988, Ms. Cue worked in Commercial Banking for Lloyds Bank Canada. Ms. Cue holds an MBA from McGill University in Montreal and a Bachelor of Commerce from the University of British Columbia in Vancouver, British Columbia. Ms. Cue is also a Chartered Financial Analyst.

      Ron B. Anderson has served as one of our directors since July 1994. Mr. Anderson is currently the Senior Vice President, Corporate Development of ParkSide Developments L.P., a private partnership involved in real estate development and President of North Point Capital Group, a merchant bank subsidiary of Parkside Development L.P. From July 1995 to December 1995, Mr. Anderson was a full-time consultant to The Loewen Group Inc., a funeral service company. From August 1993 to June 1995, he was President of D. Grant Macdonald Capital Corporation, a private merchant bank. From September 1987 to July 1993, he was Senior Manager, British Columbia District for National Bank of Canada. Mr. Anderson is a Certified General Accountant and holds a B. Comm. from the University of British Columbia in Vancouver, British Columbia.

      Michael M. Fleming has served as one of our directors since April 1997. Mr. Fleming is currently a Partner with the law firm of Ryan, Swanson & Cleveland in Seattle, Washington, and specializes in real estate, dispute resolution, securities and environmental matters. He is also the President and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, Washington. Since April 1985, he has also been the President and owner of Fleming Investment Co., an investment company. Mr. Fleming is currently a board member of several entities, including Caring Products International, Inc., the Washington Chapter of the Cystic Fibrosis Foundation and the Seattle Children's Museum.

      Matthew Kellogg was appointed as one of our directors on May 28, 1999. Mr. Kellogg is currently the Managing Member of Kingfisher Capital, LLC. From 1995 to 1999, Mr. Kellogg served as the Managing Member of MTC, LLC, a restaurant management firm. From 1997 to 1998, Mr. Kellogg was the Business Development Director for Playnetwork, Inc. following his position at Enviros Inc. as Business Development Manager from 1993 through 1995. Mr. Kellogg holds a Bachelor of Science degree from Skidmore College.

      Peter Cooper was appointed as one of our directors on May 28, 1999 and has served as Chairman of the Board since October 24, 1999. Mr. Cooper is a private investor and currently serves on the board of several private companies. He is the managing director of Cooper Capital and Cooper & Stebbins and is a founding partner of Cooper & LeVasseur. Cooper Capital is a private investment fund with venture capital interests and investments in private companies. Cooper & Stebbins is the developer and owner of Southlake Town Square in the Dallas/Ft. Worth metroplex. Cooper & LeVasseur is an investment partnership that invests in public companies in transition. Mr. Cooper previously served as Chief Executive Officer of L.D. Nathan & Co., which merged with Lion Breweries to form Lion Nathan, the largest brewing and soft drink company in Australasia. Mr. Cooper was an executive director of Lion Nathan for eight years and had previously practiced law in New Zealand for eleven years as a partner with Russell McVeagh McKenzie Bartleet & Co. Mr. Cooper holds an honors degree in Law from Auckland University.

      Vote Required and Board of Directors Recommendation

      Under the Wyoming Business Corporation Act, the election of the Company's Directors requires a plurality of votes represented in person or by proxy at the meeting. The Board of Directors recommends that the shareholders vote for the Board of Directors' nominees for Directors of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The directors and executive officers of the Company and their ages as of March 14, 2000, are as follows:

Name                       Age   Position
----                       ---   --------

Peter M. van Stolk(2)      36    President, Chief Executive Officer and Director

Jennifer L. Cue(1)         36    Chief Financial Officer, Secretary and Director

Ron B. Anderson(1)         47    Director

Michael M. Fleming(2)      51    Director

Matthew Kellogg(1)         34    Director

Peter Cooper(2)            48    Director and Chairman of the Board

Edward Black               45    Senior Vice President of Sales and Marketing

(1)        Member of Audit Committee.
(2)        Member of Compensation Committee.

      Each officer named above will serve until their successors are appointed or until death, resignation or removal. It is expected that each of the above officers will be reappointed at the Annual Meeting of the Board of Directors to be held on May 31, 2000, immediately following the 2000 Annual Meeting of Shareholders.

      For the biographical summary of Peter van Stolk, Jennifer Cue, Ron Anderson, Michael Fleming, Matthew Kellogg and Peter Cooper, see "Nominees."

      Edward Black was appointed Senior Vice President, Sales and Marketing in December 1999. From 1997 to 1999, Mr. Black was Vice President, Sales and Marketing for Pyramid Breweries, a Seattle, Washington based beverage manufacturer. From 1996 to 1997, Mr. Black was Vice President of Sales for Tazo LLC, a beverage manufacturer out of Portland, Oregon that specializes in exotic, bottled and filter bag teas. From 1986 to 1995, Mr. Black was employed by the Heileman/Stroh Brewing Company based out of Detroit, Michigan. His last position with Heileman/Stroh was Director of National Retail Sales.

      Change in Control Arrangements

      The Company does not currently have change of control agreements with any of its Executive Officers or Directors.

                          BOARD MEETINGS AND COMMITTEES

      During the 1999 fiscal year, the Board of Directors had four meetings. All of the Directors were in attendance at the meetings held in 1999. In addition, the Board took two actions by unanimous written consent.

      In 1996, the Board of Directors created an Audit Committee, a Compensation and Stock Option Committee and a Nomination Committee (inactive) in connection with the initial registered offering of the Common Shares of the Company in the United States.

      The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, financial and internal control practices of the Company and its subsidiaries. The committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of the Company and its subsidiaries. The committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees and result of their audit, reviews their non-audit services and related fees, is informed of their significant audit findings and management's responses thereto, and annually reviews the status of significant current and potential legal matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The committee meets quarterly and must be constituted of at least three directors, two of whom are not officers of the Company.

      The Audit Committee consists of Jennifer Cue, Matthew Kellogg and Ron Anderson (Chair). The current membership of the Audit Committee was determined by the Board of Directors on May 28, 1999. The Audit Committee had four meetings in the 1999 fiscal year.

      The Compensation and Stock Option Committee (the "Compensation Committee") oversees incentive compensation plans for officers and key employees and approves standards for setting compensation plans for senior executive. The committee also approves the compensation of certain employees whose salary are above specified levels and makes recommendations to the Board for approval as required. The committee will also recommend bonuses and stock option awards. This committee meets as required.

      The Compensation Committee consists of Peter van Stolk, Peter Cooper and Michael Fleming (Chair). The current membership of the Compensation Committee was determined by the Board of Directors on July 26, 1999. The Compensation Committee did not meet in the 1999 fiscal year.

      The Nomination Committee identifies and recommends candidates for election to the Board. It advises the Board on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors, and compensation and benefit programs for non-employee directors. The committee makes recommendations relating to the duties and membership of committees of the Board. The committee recommends processes to evaluate the performance and contribution of individual directors and the Board as a whole and approves procedures designated to provide that adequate orientation and training are provided to new members of the Board. The Nomination Committee consults with the Chief Executive Officer in its process of recruiting new directors. The Nomination Committee should be made up exclusively of outside directors. The Nomination Committee may also assist in locating senior management personnel.

      The Nomination Committee has not maintained an active status and no directors have been appointed to the Nomination Committee. The nominees to be considered at the Annual Meeting are all nominated by the Board of Directors.

                       DIRECTOR AND EXECUTIVE COMPENSATION

      For purposes of this Proxy Statement, "executive officer" of Urban Juice means an individual who at any time during the year was the Chair or a Vice-Chair of Urban Juice where the person performed the functions of such office on a full-time basis; the President of Urban Juice; any Vice-President of Urban Juice in charge of a principal business unit such as sales, finance or production; any officer of Urban Juice or of a subsidiary of Urban Juice; or any other person who performed a policy-making function in respect of Urban Juice.

      The summary compensation table below discloses compensation paid to the following individuals:

      (a) our Chief Executive Officer ("CEO");

      (b) each of our four most highly compensated executive officers, other than the CEO, who were serving as executive officers as at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000 per year; and

      (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of Urban Juice at the end of the most recently completed financial year

      As of December 31, 1999, we had two executive officers so qualified: Peter van Stolk (Chief Executive Officer and President) and Peter Strahm (Vice President of Sales). Mr. Strahm resigned as Vice President of Sales effective December 31, 1999.

      Summary Compensation Table

      The following table contains a summary of the compensation paid to Messrs. van Stolk and Strahm during the three most recently completed financial years. In the column headings, "SAR" or "stock appreciation right" means a right granted by Urban Juice, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of Urban Juice, and "LTIP" or "long term incentive plan" means any plan that provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.


                                         Annual Compensation                         Long Term Compensation
                                         -------------------                         ----------------------

                                                                                    Awards            Payouts
                                                                                    ------            -------
                                                                                           Restricted
                                                                 Other       Securities     Shares or                  All
                                                                 Annual        Under       Restricted                 Other
Name and                                                         Compen-    Options/SARs      Share        LTIP      Compen-
Principal           Year             Salary          Bonus       sation       Granted         Units       Payouts    sation
Position            Ended           (Can. $)        (Can. $)    (Can. $)        (#)         (Can. $)     (Can. $)    (Can. $)
--------            -----           --------        --------    --------        ---         --------     --------    --------
Peter van Stolk,    Dec. 31/97      $  54,885         Nil          Nil        295,000          Nil         Nil         Nil
Chief Executive
Officer
                    Dec. 31/98      $  83,400         Nil          Nil        320,000          Nil         Nil         Nil
                    Dec. 31/99      $  83,400         Nil          Nil        385,000          Nil         Nil         Nil
Peter Strahm,       Dec. 31/97         Nil            Nil          Nil          Nil            Nil         Nil         Nil
Vice President,
Sales(1)            Dec. 31/98      $ 114,742         Nil          Nil        100,000          Nil         Nil         Nil
                    Dec. 31/99      $ 145,000       27,212         Nil        165,000          Nil         Nil         Nil

(1)   Mr. Strahm resigned as Vice President of Sales effective December 31,
      1999.

      Compensation Of Directors

      None of our directors has received any remuneration for acting as a director of Urban Juice except for the options, stock appreciation rights and other rights to purchase securities as disclosed below. In addition, directors are paid out of pocket expenses incurred in attending Board of Directors and committee meetings of the Board.

      Remuneration Of Executive Officers

      The aggregate remuneration paid or payable by Urban Juice and its subsidiaries in 1999 to the executive officers of Urban Juice was Can.$339,612.

      Options, Stock Appreciation Rights And Other Rights To Purchase Securities

      The following table sets out the incentive stock options and stock appreciation rights granted to Messrs. van Stolk and Strahm during our most recently completed financial year.

                                                                                          Market Value of
                                                                                             Securities
                                               % of Total                                    Underlying
                     Securities Under      Option/SARs Granted     Exercise or Base     Options/SARs on the
                       Options/SARs          to Employees in             Price             Date of Grant
Name                   Granted (#)           Financial Year        (Can. $/Security)     (Can. $/Security)     Expiration Date
----                   -----------           --------------        -----------------     -----------------     ---------------
Peter van Stolk         100,000                  17.2%                   0.75                                 February 8, 2004
                         65,000                                          1.00                                 May 31, 2004

Peter Strahm(1)          65,000                   6.8%                   0.80                                 February 9, 2004

      (1) Mr. Strahm resigned as Vice President of Sales effective December 31, 1999.

      Since the beginning of our most recently completed financial year, the following options and other rights to purchase securities of Urban Juice were granted to the directors and executive officers of Urban Juice, as a group:

                                   Exercise Price                                                  Consideration Received
Securities Under Option           (Can.$/Security)              Date of Grant/Expiry Date              For the Grant
-----------------------           ----------------              -------------------------              -------------
         100,000                       $0.75                   Feb. 8, 1999/Feb. 8, 2004
          80,000                       $0.75                   Feb. 8, 1999/Feb. 8, 2004
          20,000                       $0.80                   Feb. 9, 1999/Feb. 9, 2004
          25,000                       $0.85                   Mar. 5, 1999/Mar. 5, 2004
          25,000                       $0.85                   Mar. 5, 1999/Mar. 5, 2004
          25,000                       $0.85                   Mar. 5, 1999/Mar. 5, 2004
          65,000                       $1.00                   May 31, 1999/May 31, 2004
          25,000                       $1.00                   May 31, 1999/May 31, 2004
          ------
         365,000

      Since the beginning of our most recently completed financial year, no options and other rights to purchase securities of Urban Juice were exercised by the directors and executive officers of Urban Juice.

      Directors' And Officers' Insurance

      We maintain directors' and officers' insurance for our directors and officers as well as those of our subsidiaries as a group. The yearly coverage limit of such insurance is Can.$3,000,000 per occurrence and Can.$3,000,000 in the aggregate, subject to a corporate deductible of Can.$50,000 per loss on non-securities claims and Can.$150,000 per loss on securities claims. We paid a premium of US$39,650 for the year ended December 31, 1999.

      Long-Term Incentive Plans

      During the financial year ended December 31, 1999, there were no payments made to directors or executive officers pursuant to the long-term incentive plan.

      Pension Benefits

      We currently have no pension benefits arrangement under which we have made payments to the directors and executive officers of Urban Juice during our most recently completed financial year or intend to make payments to our directors and executive officers upon their retirement (other than the payments set out above and those made, if any, pursuant to the Canada Pension Plan or any government plan similar to it).

      Other Benefits

      We did not pay any remuneration pursuant to any existing plan or arrangement during our most recently completed financial year to the directors and executive officers of Urban Juice, as a group, directly or indirectly, other than the payments set out above and those made pursuant to the Canada Pension Plan or any government plan similar to it and payments to be made for, or benefits to be received from, group life or accident insurance, group hospitalization or similar group benefits or payments. We do not propose to make any payments, directly or indirectly, in the future to the directors and executive officers of Urban Juice, as a group, pursuant to any existing plan or arrangement.

      Employment Agreements

      In March 1996, the Company entered into an employment agreement with Mr. van Stolk for a term of five years commencing January 1, 1996 and terminating on January 1, 2001. Pursuant to such agreement, Mr. van Stolk shall continue to serve as President of the Company and shall receive an annual salary of Can.$60,000, which may be increased (but not decreased) each year in the sole discretion of the board of directors. Mr. van Stolk will be entitled to receive an annual bonus (the "Initial Bonus") in an amount equal to the sum of: (a) Can.$0.125 per finished case of WAZU or Jones Soda Co. sold in North America; and (b) Can.$0.05 per case of concentrate of Jones Soda Co. sold in North America. Provided it does not exceed the difference between net income of the Company before tax and the Initial Bonus in each fiscal year, Mr. van Stolk will also be entitled to receive an additional bonus (the "Additional Bonus") in an amount equal to: (a) Can.$0.125 per finished case of WAZU or Jones Soda Co. sold in North America; and (b) Can.$0.05 per case of concentrate of Jones Soda Co. sold in North America. The amount of the Initial Bonus and Additional Bonus is to be determined within 140 days of the fiscal year end of the Company. Among other things, the Company has agreed to reimburse Mr. van Stolk for reasonable expenses and provide customary employee benefits. The Company will also pay premiums for term life insurance in the amount of Can.$1,000,000 payable to Mr. van Stolk's designated beneficiary. The employment agreement contains certain restrictive covenants, including provisions precluding Mr. van Stolk from competing with the Company for the term of the agreement and one year thereafter and provisions precluding disclosure of the Company's confidential information to third parties. The Company may terminate the agreement for cause. Mr. van Stolk may terminate the agreement after 120 days from the date of a change of control, in which case the Company will be obligated to pay Mr. van Stolk, within ten days of the date of such termination, the greater of all compensation to be paid to Mr. van Stolk during the remainder of the term of the agreement (based upon revenue targets included in the agreement) or an amount equal to the compensation paid to Mr. van Stolk for previous fiscal year multiplied by two. Since executing the Employment Agreement, because Mr. van Stolk has elected not to receive any of the Additional Bonus that he has earned, the Company has agreed to pay Mr. van Stolk $90,000 instead of the amounts called for pursuant to his Employment Agreement. Additionally, the Board of Directors has issued options to Mr. van Stolk.

      In May 1999, and retroactive to January 1, 1999, the Company entered into an employment agreement with Jennifer L. Cue to serve as Chief Financial Officer of the Company for the period January 1, 1999 to December 31, 2002. This employment agreement supersedes a previous employment agreement with Ms. Cue from January 1, 1996 through December 31, 1998. Under the employment agreement, Ms. Cue's salary is Can.$90,000 in fiscal year 1999, which will be increased to US$90,000 in the event that she is relocated to the United States. Prior to the first day of each year of employment under the employment agreement, the Company and Ms. Cue are to negotiate a salary adjustment, stock option and bonus provision which will be based upon Ms. Cue's performance in the previous year and her salary level in comparison to those of other Senior Executive Officers. If the Company terminates the agreement without cause, or if Ms. Cue terminates the agreement upon change of control of the Company or a change in the Company's management or reporting structure, Ms. Cue is entitled to receive from the Company a severance payment equal to the lesser of a payment equal to 36 months of her annual salary based on the remuneration she received at the time of the termination or change of control, or US$270,000 and her stock option entitlements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      No director, officer, promoter or member of management, or any of their respective associates or affiliates, is or has been indebted to the Company in an amount in excess of $60,000 at any time during the year ended December 31, 1999.

      Other than as set forth in this Proxy Statement, no insider of Urban Juice, no proposed nominee for election as a director and no associate or affiliate of any such insider or proposed nominee has had any material interest, direct or indirect, in any transaction since the beginning of our most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect our operations.

      PROPOSAL 2 - REINCORPORATION IN THE STATE OF WASHINGTON

      Introduction

      The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from the State of Wyoming to the State of Washington. For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Wyoming to Washington. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the attached appendices and exhibits, before voting on the proposed reincorporation. Throughout the Proxy Statement, the term "Jones Soda" refers to Jones Soda Co., a Washington corporation which is a wholly-owned subsidiary of Urban Juice and the proposed successor to Urban Juice. Jones Soda was incorporated on February 14, 2000 exclusively for the purpose of merging with Urban Juice. Prior to the reincorporation, Jones Soda will have no material assets or liabilities and will not carry on any business.

      As discussed below, the principal reason for the proposed reincorporation is the alignment of the Company's corporate status with its operations in Washington and the Western United States and Canada. Except for the change of the name of the Company and changes that are dictated by the application of Washington law, and other than as discussed below under the heading "Significant Differences Between the Organizational Documents and Bylaws of Urban Juice and Jones Soda," the proposed Jones Soda articles of incorporation and bylaws are substantially similar to those currently adopted by Urban Juice. The proposed reincorporation is not in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

      The proposed reincorporation would be accomplished through the merger of the Company with and into Jones Soda pursuant to the Agreement and Plan of Merger, a copy of which is attached as Appendix A to this Proxy Statement. The proposed reincorporation will not result in any change in the Company's business, assets or liabilities. Upon completion of the merger, Urban Juice will cease to exist and Jones Soda will continue to operate the business of the Company under the name "Jones Soda Co."

      On the effective date of the proposed reincorporation, each outstanding Common Share of the Company will automatically convert into one share of common stock of Jones Soda and shareholders of the Company will automatically become shareholders of Jones Soda. Shares of Jones Soda's common stock will not have preemptive rights and will not be subject to assessment. All shares of Jones Soda's common stock to be issued in the reincorporation will be fully paid and nonassessable. As holders of stock in a Washington corporation, the Jones Soda shareholders will have the rights provided by Washington law, Jones Soda's articles of incorporation and Jones Soda's bylaws.

      In addition, each outstanding option, warrant or other right to acquire Common Shares of the Company will be converted into an option, warrant or right to acquire an equal number of shares of common stock of Jones Soda, under the same terms and conditions as the original options, warrants or rights. All of the Company's employee benefit and option plans will be adopted and continued by Jones Soda following the proposed reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by Jones Soda.

      The Common Shares of Urban Juice are authorized for quotation on the Canadian Venture Exchange under the symbol "UJS" and quoted on the OTC Bulletin Board under the symbol "UJSA." After the merger, Jones Soda's common stock will continue to be traded on the Canadian Venture Exchange and on the OTC Bulletin Board without interruption under the symbols "UJS" and "UJSA."

      Each outstanding certificate representing Common Shares of the Company will continue to represent the same number of shares of Jones Soda's common stock until submitted to Jones Soda at the time of next transfer by the shareholder. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Jones Soda.

      Pacific Corporate Trust Company, which is the transfer agent and registrar for Urban Juice, will act as transfer agent and registrar for Jones Soda.

      The discussion set forth below provides a summary of the significant aspects of the proposed reincorporation, but it should be reviewed together with all of the supplemental materials attached. You are urged to carefully review all of the information contained in this Proxy Statement and the Agreement and Plan of Merger, including its Exhibits. Also, for additional information regarding Urban Juice, please refer to the annual report on Form 10-KSB, which is delivered to you together with this Proxy Statement.

      Approval by shareholders of the proposed reincorporation will constitute approval of the Agreement and Plan of Merger, the Jones Soda articles of incorporation, the Jones Soda bylaws, and the assumption of Urban Juice's employee benefit and option plans by Jones Soda.

      Principal Reasons For The Proposed Reincorporation

      As the Company plans for the future, the Board of Directors believes reincorporation of the Company from Wyoming to Washington is consistent with the Company's plan of maintaining a positive corporate presence in Washington. The Board of Directors believes that the Washington Business Corporation Act will meet the business needs of Jones Soda, and that the Wyoming Business Corporation Act does not offer corporate law advantages sufficient to warrant continued incorporation in Wyoming.

      No Change In Business Or Management

      The proposed reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the proposed reincorporation will not result in any change in the business, management, officers, assets, liabilities or net worth of the Company (other than as a result of the costs incident to the reincorporation, which are immaterial). The Company' s employee benefit plans will be continued after the proposed reincorporation by Jones Soda upon the same terms and conditions. The management of the Company, including all directors and officers, will remain the same after the proposed reincorporation and will assume identical positions with the Jones Soda.

      Change In Name And Physical Location

      In connection with the proposed reincorporation, the Company will change its name to "Jones Soda Co." to better align its corporate identity with its primary product line. In addition, the Company intends to relocate its principal executive and administration offices to Seattle, Washington following the consummation of the proposed reincorporation. The Board of Directors believes that, by relocating its corporate offices to Seattle, the Company will be better able to attract high quality personnel.

      No Material Differences Between The Organizational Documents And Bylaws Of Urban Juice And Jones Soda, Or The Corporation Laws Of Wyoming And Washington

      The organizational documents and bylaws of Jones Soda will be materially similar to the organization documents and bylaws of Urban Juice. Similarly, although the corporation laws of Wyoming and Washington differ in many respects, those differences, when considered in light of the organizational documents and bylaws of Urban Juice and Jones Soda, do not materially affect the rights of shareholders.

      Vote Required and Board of Directors Recommendation

      Under the Wyoming Business Corporation Act, the affirmative vote of a majority of the outstanding Common Shares of Urban Juice is required for approval of the Agreement and Plan of Merger and the other terms of the proposed reincorporation. The proposed reincorporation has been unanimously approved by the boards of directors of both Urban Juice and Jones Soda. The Board of Directors recommends that the shareholders vote for the proposed reincorporation in Washington.

      If approved by the shareholders of Urban Juice, the merger will become effective as soon as practicable following the meeting.

                        RIGHTS OF DISSENTING SHAREHOLDERS

      General

      Shareholders of Urban Juice who follow the procedures specified in Article 13 of the Wyoming Business Corporation Act ("Article 13") will be entitled to have their Urban Juice Common Shares appraised by the District Court, First Judicial District, Cheyenne, Wyoming (the "Court") and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the reincorporation, as determined by such Court. In order to take advantage of such rights, the procedures set forth in Article 13 must be strictly followed. Failure to comply with any of such procedures may result in a termination or waiver of appraisal rights under Article 13.

      Article 13

      The following discussion of the provisions of Article 13 is not intended to be a complete statement of its provisions and is qualified in its entirety by reference to the full text of that article, a copy of which is attached as Appendix B to this Proxy Statement.

      1. Initial Notice of Dissent

            Under Article 13, a shareholder of Urban Juice electing to exercise dissenter rights must deliver to Urban Juice upon receiving the Notice of Annual Meeting of Shareholders and prior to the Annual Meeting, a written notice of his intent to exercise dissenter's rights for his shares if the proposed reincorporation is effectuated and shall not vote his shares in favor of the proposed reincorporation. Such written demand should be delivered either in person or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to Ms. Jennifer L. Cue, Secretary, Urban Juice & Soda Company Ltd., 234 9th Avenue North, Seattle, WA 98109.

            The written notice must be made by or for the holder of record of Urban Juice Common Shares registered in his name. Accordingly, such demand should be executed by or for such shareholder of record, fully and correctly, as such shareholder's name appears on his stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in such capacity, and if the shares are owned of record by more than one person as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a shareholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that in executing the demand he is acting as agent for the record owner.

            A record owner, such as a broker, who holds Urban Juice Common Shares as nominee for others may exercise his right of appraisal with respect to the shares held for all or less than all of the others. In such case the written demand should set forth the number of shares so covered. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

      2. Dissenters' Notice

            Within 10 days after the Annual Meeting, Urban Juice shall deliver a written dissenters' notice to all shareholders who have demanded payment of their shares. The dissenters' notice shall (i) state where the payment demand shall be sent and where and when Common Shares certificates shall be deposited;
(ii) supply a form for demanding payment requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before April 3, 2000 (the "Record Date"); (iii) set a date by which the Company shall receive the payment demand, which date may not be fewer than 30 nor more than to days after the date the dissenters' notice is delivered; and
(iv) be accompanied by a copy of Article 13 of the Wyoming Business Corporation Act.

      3. Demand for Payment

            Upon receiving a dissenter's notice, a shareholder shall demand payment, certify whether he acquired beneficial ownership of the shares before the Record Date, and deposit his certificate in accordance with the terms of the notice. A shareholder who does not demand payment or deposit his stock certificates as required above, each by the date set in the dissenters' notice, is not entitled to payment for his shares.

      4. Payment

            Upon receipt of a payment demand, the Company shall pay each dissenter the amount the Company estimated to be the fair value of his shares. The payment shall be accompanied by: (i) the Company's balance sheet as of December 31, 1999, an income statement for 1999 and a statement of changes in shareholders' equity for 1999; (ii) a statement of the Company's estimate of the fair value of the shares, (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's rights to demand payment; and
(v) a copy of Article 13 of the Wyoming Business Corporation Act.

      5. Appraisal Right

            A shareholder shall, within 30 days after the Company made or offered payment for his shares, notify the Company in writing of his own estimate of the fair market value of his shares (plus interest, if any) and demand payment of his estimate, less any payment already made or proposed to be made by the Company, or reject the Company's offer and demand payment of the fair market value of his shares (plus interest). A dissenter waives his right to demand payment unless he notifies the Company within 30 days after the Company made or offered payment for his shares.

      6. Court Action

            If a demand for payment remains unsettled, the Company shall commence a proceeding within 60 days after receiving the payment demand and petition the District Court of [the county where the Company principal office/registered officer is located] (the "Court") to determine the fair market value of the shares (plus interest). The Court shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the Court. The Court may assess the costs against the Company, or against all of some of the dissenters to the extent the Court find the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment.

            If the Company does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The proposed reincorporation is intended to be a tax free reorganization under the Internal Revenue Code of 1986. Assuming the proposed reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the proposed reincorporation, and no gain or loss will be recognized by the Company or Jones Soda. Each former holder of capital stock of the Company will have the same basis in the capital stock of Jones Soda received by such holder pursuant to the proposed reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the proposed reincorporation. Each shareholder's holding period with respect to Jones Soda's capital stock will include the period during which such holder held the corresponding capital stock of the Company, provided the latter was held by such holder as a capital asset at the time of consummation of the proposed reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the proposed reincorporation.

      The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the proposed reincorporation, including the applicability of the law of any state or other jurisdiction.

      PROPOSAL 3 - APPOINTMENT OF AUDITORS

      The shareholders will be asked to vote for the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company to hold office until the next annual general meeting of shareholders of the Company at a remuneration to be fixed by the directors. KPMG Peat Marwick Thorne, Chartered Accountants, was first appointed as independent auditors of the Company in November 24, 1995. Representatives of KPMG Peat Marwick Thorne are expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.

                            PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2000 to be included in the Company's proxy statement and form of proxy related to that meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             SOLICITATION OF PROXIES

      The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of who will receive any additional compensation for their services. Also, the Company intends to hire a proxy solicitation firm to solicit proxies at an estimated cost of $4,000 plus reasonable expenses.

Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the name of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the cost of solicitation of proxies will be paid by the Company.

      Voting Tabulation

      Vote Required: Under the Wyoming Business Corporation Act, the election of the Company's Directors requires a plurality of the votes represented in person or by proxy at the meeting. Approval of the other proposals on the Notice of Annual Meeting requires more votes in favor of adoption than those against each of the proposals. Votes cast by proxy or in person at the meeting will be tabulated by Pacific Corporate Trust Company. A majority of the shares eligible to vote must be present in person or represented by proxy to provide a quorum.

      Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

      DATED: Vancouver, British Columbia, April 18, 2000

                                                                      APPENDIX A
                                                                      ----------

                          AGREEMENT AND PLAN OF MERGER
                       OF URBAN JUICE & SODA COMPANY LTD.,
                              A WYOMING CORPORATION
                                       AND
                                 JONES SODA CO.,
                            A WASHINGTON CORPORATION

      THIS AGREEMENT AND PLAN OF MERGER dated as of _____, 2000, (the "Agreement") is between Urban Juice & Soda Company Ltd., a Wyoming corporation ("Urban Juice"), and Jones Soda Co., a Washington corporation ("Jones Soda"). Urban Juice and Jones Soda are sometimes referred to herein as the "Constituent Corporation(s)."

                                    RECITALS

      A. Urban Juice is a corporation duly organized and existing under the laws of the State of Wyoming and has an authorized capital of 100,000,000 shares, all of which are designated "Common Shares." As of ______, 2000, ______________ Common Shares were issued and outstanding.

      B. Jones Soda is a corporation duly organized and existing under the laws of the State of Washington and has an authorized capital of 100,000,000 shares, all of which are designated "Common Stock." As of ______, 2000, 100 shares of Common Stock were issued and outstanding, and held by Urban Juice.

      C. The Board of Directors of Urban Juice has determined that, for the purpose of effecting the reincorporation of Urban Juice in the State of Washington, it is advisable and in the best interests of Urban Juice that Urban Juice merge with and into Jones Soda upon the terms and conditions herein provided.

      E. The respective boards of directors of Urban Juice and Jones Soda have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Urban Juice and Jones Soda hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

      1.1 MERGER. In accordance with the provisions of this Agreement, the Wyoming Business Corporation Act and the Washington Business Corporation Act, Urban Juice shall be merged with and into Jones Soda (the "Merger"), the separate existence of Urban Juice shall cease and Jones Soda shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Jones Soda Co.

      1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

      (a) This Agreement and Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Wyoming Business Corporation Act and the Washington Business Corporation Act;

      (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

      (c) An executed Agreement and Plan of Merger meeting the requirements of the Wyoming Business Corporation Act and the Washington Business Corporation Act shall have been filed with the Secretaries of State of the states of Wyoming and Washington, respectively.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

      1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Urban Juice shall cease and Jones Soda, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all actions previously taken by its and Urban Juice's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Urban Juice, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Jones Soda as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Urban Juice in the same manner as if Jones Soda had itself incurred them, all as more fully provided under the applicable provisions of the Wyoming Business Corporation Act and the Washington Business Corporation Act.

              II. ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Jones Soda as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law. The Articles of Incorporation of Jones Soda are attached hereto as Exhibit 2.1.

      2.2 BYLAWS. The Bylaws of Jones Soda as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law. The Bylaws of Jones Soda are attached hereto as Exhibit 2.2.

      2.3 DIRECTORS AND OFFICERS. The directors and officers of Urban Juice immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

      3.1 URBAN JUICE COMMON SHARES. Upon the Effective Date of the Merger, each share of Urban Juice Common Shares issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.

      3.2 URBAN JUICE OPTIONS AND WARRANTS.

      (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Urban Juice under, and continue, the [1997 Stock Option Plan] and all other employee benefit plans of Urban Juice. Each outstanding and unexercised option, warrant or other right to purchase, Urban Juice Common Shares ("Right") shall become an option, warrant or other right to purchase the Surviving Corporation's Common Stock, on a one-for-one basis, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Urban Juice Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Urban Juice Common Shares. Such Common Shares are subject to paragraph 3.1 hereof.

      (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of the Rights equal to the number of shares of Urban Juice Common Shares so reserved immediately prior to the Effective Date of the Merger.

      3.3 JONES SODA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock of Jones Soda issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Urban Juice, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Urban Juice Common Shares will be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Urban Juice Common Shares shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Urban Juice Common Shares were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving

Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Urban Juice so converted and given in exchange therefore, unless otherwise determined by the board of directors of the Surviving Corporation in compliance with applicable laws.

      If any certificate for shares of the Surviving Corporation's Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   IV. GENERAL

      4.1 COVENANTS OF JONES SODA. Jones Soda covenants and agrees that it will, on or before the Effective Date of the Merger, take such other actions as may be required by the Washington Business Corporation Act.

      4.2 FURTHER ASSURANCES. From time to time, as and when required by Jones Soda or by its successors or assigns, there shall be executed and delivered on behalf of Urban Juice such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Jones Soda the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Urban Juice and otherwise to carry out the purposes of this Agreement, and the officers and directors of Jones Soda are fully authorized in the name and on behalf of Urban Juice or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Jones Soda or of Urban Juice, or of both, notwithstanding the approval of this Agreement by the shareholders of Urban Juice or by the sole shareholder of Jones Soda, or by both.

      4.4 AMENDMENT. The boards of directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Wyoming and Washington, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

      4.5 REGISTERED OFFICE. The name and address of the registered office of the Surviving Corporation in the State of Washington is CT Corporation 520 Pike Street Seattle, Washington 98101.

      4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 234 9th Avenue North, Seattle, WA 98109, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

      4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Washington and, so far as applicable, the merger provisions of the Wyoming Business Corporation Act.

      4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the boards of directors and shareholders of Jones Soda and Urban Juice, is hereby executed on behalf of each such corporation and attested by their respective officers thereunto duly authorized.

      URBAN JUICE & SODA COMPANY LTD.,
      a Wyoming corporation

      By:
         --------------------------

      Its:
         --------------------------

      JONES SODA CO.,
      a Washington corporation

      By:
         --------------------------

      Its:
         --------------------------

                                                                     Exhibit 2.1
                                                                     -----------

                            ARTICLES OF INCORPORATION
                                       OF
                                 JONES SODA CO.

                                    ARTICLE I
                                      Name

            The name of the corporation is JONES SODA CO. (the "Corporation").

                                   ARTICLE II
                                Authorized Shares

            The Corporation shall be authorized to issue one hundred million (100,000,000); shares of Common Stock, without par value.

                                   ARTICLE III
                                    Directors

      The number of directors of the Corporation and the manner in which such directors are to be elected shall be as set forth in the bylaws. The names and addresses of the initial directors are:

             Name                                      Address
             ----                                      -------

       Peter M. van Stolk                      234 9th Avenue North
                                               Seattle, WA 98109

       Jennifer L. Cue                         234 9th Avenue North
                                               Seattle, WA 98109

       Ron B. Anderson                         4555 Glenwood Avenue
                                               North Vancouver, B.C. V7R 4G6

       Michael M. Fleming                      1201 Third Avenue, Suite 3400
                                               Seattle, WA 98101-3034

       Matthew Kellogg                         1913 - 14th Avenue East
                                               Seattle, WA 98112

       Peter Cooper                            26 Corporate Plaza, Suite 280
                                               Newport Beach, CA 92660

            The terms of the initial directors shall expire at the first shareholders' meeting at which directors are elected.

                                   ARTICLE IV
                              Shareholders' Rights

            1. Shareholders of the Corporation have no preemptive rights to acquire additional shares issued by the Corporation.

            2. Holders of Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

                                    ARTICLE V
                                  Voting Rights

            1. Holders of Common Stock shall have unlimited voting rights of one vote per share on each matter to be voted on.

            2. At each election of directors, every shareholder entitled to vote at such election has the right to vote the number of shares of stock held by such shareholder for each of the directors to be elected. In any election of directors, the candidates elected are those receiving the largest number of votes cast by the shares entitled to vote, up to the number of directors to be elected by such shares. No cumulative voting for directors shall be permitted.

            3. Any action required or which may be taken at a meeting of shareholders of the Corporation may be taken without a meeting or a vote if the action is taken with the prior written consent of all shareholders entitled vote.

                                   ARTICLE VI
                      Limitation on Liability of Directors

            No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director, which conduct takes place on or after the date this Article becomes effective, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) conduct violating RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after this Article becomes effective, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be deemed eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. This provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article becomes effective.

                                   ARTICLE VII
                                Registered Office

            The name and address of the registered office of the Corporation is CT Corporation 520 Pike Street Seattle, Washington 98101.

                                  ARTICLE VIII
                                  Incorporator

            The name and address of the incorporator is:

                  Name                                Address
                  ----                                -------

                  Daren H. Nitz                  1325 Fourth Avenue, Suite 1200
                                                 Seattle, Washington  98101-2509

                                   ARTICLE IX
                              Amendment of Articles

            The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

      DATED: _________, 2000


                                        /s/ Daren H. Nitz
                                        ----------------------------------------
                                        Daren H. Nitz

                                                                     Exhibit 2.2
                                                                     -----------

                                     BYLAWS

                                       OF

                                 JONES SODA CO.

                                    ARTICLE I

                     Registered Office and Registered Agent

            1. The registered office of the Corporation shall be located in the State of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office. A registered agent so appointed shall consent to appointment in writing and such consent shall be filed with the Secretary of State of the State of Washington.

            2. If a registered agent changes the street address of the agent's business office, the registered agent may change the street address of the registered office of the Corporation by notifying the Corporation in writing of the change and signing, either manually or in facsimile, and delivering to the Secretary of State for filing a statement of such change, as required by law.

            3. The Corporation may change its registered agent at any time upon the filing of an appropriate notice with the Secretary of State, with the written consent of the new registered agent either included in or attached to such notice.

                                   ARTICLE II

                             Shareholders' Meetings

            1. Meeting Place. All meetings of the shareholders shall be held, pursuant to proper notice as set forth in Article II Section 5 of these Bylaws (the "Bylaws"), at the principal executive office of the Corporation, or at such other place as shall be determined from time to time by the Board of Directors.

            2. Annual Meeting Time. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on such date and at such hour as may be determined by resolution of the Board of Directors from time to time. In the absence of such determination, the annual meeting shall be held each year on the third Tuesday of April, at the hour of 2:00 p.m., if not a legal holiday, and if a legal holiday, then on the next business day following, at the same hour.

            3. Annual Meeting - Order of Business. At the annual meeting of shareholders, the order of business shall be as follows:

                  (a) Call to order.
                  (b) Proof of notice of meeting (or filing of waiver).
                  (c) Reading of minutes of last annual meeting.
                  (d) Election of directors.
                  (e) Reports of officers.
                  (f) Reports of committees.
                  (g) Other business.

            4. Special Meetings. Special meetings of the shareholders for any purpose may be called at any time by the President, the Board of Directors or upon direct request to the President by the holders of at least twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting in accordance with RCW 23B.07.020. Special shareholders' meetings shall be held at the Corporation's principal executive office or at such other place as shall be identified in the notice of such meeting. If the President refuses, or fails, to promptly call a special meeting duly requested by shareholders pursuant to this Section 4, such shareholders may call such meeting directly.

            5. Notice.

                  (a) Annual meeting: Except as provided in subsection (c) hereunder, notice of the date, time and place of the annual meeting of shareholders shall be given by delivering personally or by mailing a written or printed notice of the same, not less than ten (10) days, and not more than sixty
(60) days, prior to the meeting to each shareholder of record entitled to vote at such meeting.

                  (b) Special meeting: Except as provided in subsection (c) hereunder, written or printed notice of each special meeting of shareholders shall be given not less than ten (10) days and not more than sixty (60) days prior to the meeting. Such notice shall state the date, time and place of such meeting, and the purpose or purposes for which the meeting is called, and shall be delivered personally, or mailed to each shareholder of record entitled to vote at such meeting.

                  (c) Notice of a shareholders' meeting at which the shareholders will be called to act on the election of one or more directors, an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale of assets other than in the regular course of business or the dissolution of the Corporation shall be given not less than twenty (20) days and not more than sixty (60) days before the meeting date.

            6. Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or at any adjournment thereof, or entitled to receive dividends or distributions, the Board of Directors shall fix in advance a record date for any such determination of shareholders, such date to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken, except as otherwise provided in subsection 5(c) of this Article II herein.

            7. Shareholders' List. After fixing a record date for a shareholders' meeting, the Corporation shall prepare an alphabetical list of the names of all its shareholders on the record date who are entitled to notice of a shareholders' meeting. Such list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. The shareholders' list shall be kept on file at the registered office of the Corporation for a period beginning ten
(10) days prior to such meeting and shall be kept open at the time and place of such meeting for the inspection by any shareholder, or any shareholder's agent or attorney.

            8. Quorum. Except as otherwise required by law, a quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the votes entitled to be cast on the matter by each voting group.

            9. Voting.

                  (a) Except as otherwise provided in the articles of incorporation, as they may be amended or restated from time to time (as so amended or restated, the "Articles of Incorporation") and subject to the provisions of the laws of the State of Washington, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders' meeting.

                  (b) If a quorum exists, action on a matter, other than the election of directors, is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the question is one which by express provision of law, of the Articles of Incorporation or of these Bylaws a greater number of affirmative votes is required.

                  (c) Unless otherwise provided in the Articles of Incorporation, in any election of directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

            10. Proxies. A shareholder may vote either in person or by appointing a proxy by signing an appointment form, either personally or by the shareholder's attorney-in-fact or agent. An appointment of a proxy is effective when received by the person authorized to tabulate votes for the Corporation. An appointment of a proxy is valid for eleven months unless a longer period is expressly provided in the appointment form.

            11. Action by Shareholders Without a Meeting. Any action required or which may be taken at a meeting of shareholders of the Corporation may be taken without a meeting or a vote if the action is taken by all shareholders entitled vote. The taking of the action by shareholders without a meeting or vote must be evidenced by one or more written consents describing the action taken, signed by the all of the shareholders of record, and delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records. If not otherwise fixed under Washington law, the record date for determining shareholders entitled to take action without a meeting is the date on which the first shareholder consent is signed. A written consent is not effective to take the action referred to in the consent unless, within sixty (60) days of the earliest consent delivered to the Corporation, written consents signed by a all of the shareholders are delivered to the Corporation. Unless the written shareholder consent specifies a later effective date, action taken by written consent is effective upon the receipt by the Corporation of consents from all of the shareholders.

            12. Waiver of Notice. A written waiver of any notice required to be given to any shareholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting, shall be deemed by the Corporation as the giving of such notice, provided that such waiver has been delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records. A shareholder's attendance at a meeting waives any notice required, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

            13. Action of Shareholders by Communications Equipment. Shareholders may participate in any meeting of shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III

                                 Shares of Stock

            1. Issuance of Shares. No shares of the Corporation shall be issued unless authorized by the Board of Directors. Such authorization shall include the number of shares to be issued and the consideration to be received. Shares may, but need not, be represented by certificates. Unless otherwise provided by law, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

            2. Certificated Shares. If shares are represented by certificates, certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed, either manually or in facsimile, by at least two of the Chief Executive Officer, the President, a Vice President, and the Secretary, and such certificate may bear the seal of the Corporation or a facsimile thereof. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue.

            At a minimum each certificate of stock shall state:

                  (a) the name of the Corporation;
                  (b) that the Corporation is organized under the laws of the State of Washington;
                  (c) the name of the person to whom the certificate is issued;
                  (d) the number and class of shares and the designation of the series, if any, the certificate represents; and
                  (e) if the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series, must be summarized either on the front or back of the certificate. Alternatively, the certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information without charge upon request in writing.

            In case of any mutilation, loss or destruction of any certificate of stock, another certificate may be issued in its place on proof of such mutilation, loss or destruction. The Board of Directors may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the Corporation in such sum as it might determine or establish such other procedures as it deems necessary or appropriate.

            3. Uncertificated Shares.

                  (a) Unless the Articles of Incorporation provide otherwise, the Board of Directors may authorize the issue of any of the Corporation's classes or series of shares without certificates.

                  (b) Within a reasonable time after the issuance of shares without certificates, the Corporation shall send the shareholder a complete written statement of the information required on certificates as provided in
Article III, Section 2 of these Bylaws.

            4. Transfers.

                  (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation, its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

                  (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. Except as otherwise specifically approved by the Board of Directors, no shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

                  (c) Shares of uncertificated stock shall be transferred upon receipt by the Corporation of a written request for transfer signed by the shareholder. Within a reasonable time after the transfer of shares without certificates, the Corporation shall provide the new shareholder a complete written statement of the information required on certificates as provided in
Article III, Section 2 of these Bylaws.

            5. Fractional Shares or Scrip. The Corporation may:

                  (a) issue fractions of a share;

                  (b) arrange for the disposition of fractional interests by the shareholders;

                  (c) pay in money the value of fractions of a share; and

                  (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of enough scrip to equal a full share.

            6. Shares of Another Corporation. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the act of the Board of Directors.

                                   ARTICLE IV

                               Board of Directors

            1. Powers. The management of all the affairs, property and interests of the Corporation shall be vested in a Board of Directors. In addition to the powers and authorities expressly conferred upon it by these Bylaws and by the Articles of Incorporation, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts as are not prohibited by statute or by the Articles of Incorporation or by these Bylaws or as directed or required to be exercised or done by the shareholders.

            2. General Standards for Directors.

                  (a) A director shall discharge the duties of a director, including duties as a member of a committee:

                        (i) in good faith;

                        (ii) with the care an ordinary prudent person in a like position would exercise under similar circumstances; and

                        (iii) in a manner the director reasonably believes to be in the best interests of the Corporation.

                  (b) Except as provided in Article IV, Section 13 of these Bylaws, a director may not appoint a proxy to discharge the duties of such director.

            3. Number and Term. The Board of Directors shall consist of six (6) persons or so many as may from time to time be designated by the then-existing Board of Directors. Directors need not be shareholders of the Corporation or residents of the State of Washington. The directors shall serve for a term ending on the date of the annual meeting of shareholders following the annual meeting at which the director was elected; provided, however, that each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

            The Board of Directors, in its discretion, may elect a Chairman from among its members to serve as Chairman of the Board of Directors, who, when present, shall preside at all meetings of the Board of Directors and the shareholders, and who shall have such other powers as the Board may determine.

            4. Change of Number. The number of directors may at any time be increased or decreased by resolution of either the shareholders or directors at any annual, special or regular meeting; provided, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, except as provided in Sections 6 and 7 of this Article IV.

            5. Vacancies. Except as otherwise provided in the Articles of Incorporation, all vacancies in the Board of Directors, whether caused by resignation, death, removal or otherwise, may be filled by the affirmative vote of a majority of the remaining directors in office though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office until the next shareholders' meeting at which directors are elected and until his or her successor is elected and qualified.

            6. Resignation. A director may resign at any time by delivering written notice to the Board of Directors, the President or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

            7. Removal of Directors. At a special meeting of shareholders called expressly for that purpose, the entire Board of Directors, or any member thereof, may be removed, with or without cause, by a vote of the holders of a majority of shares then entitled to vote at an election of such directors. If a director is elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove the director. A director or directors may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. The notice of such special meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors, as the case may be.

            8. Regular Meetings. Regular meetings of the Board of Directors or any committee may be held without notice at the principal place of business of the Corporation or at such other place or places, either within or without the State of Washington, as the Board of Directors or such committee, as the case may be, may from time to time designate. The annual meeting of the Board of Directors shall be held without notice immediately after adjournment of the annual meeting of shareholders.

            9. Special Meetings.

                  (a) Special meetings of the Board of Directors may be called at any time by the President or by any director, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors may from time to time designate. Notice of all special meetings of the Board of Directors, stating the date, time and place thereof, shall be given at least three (3) days prior to the date of the meeting, in accordance with the provisions set forth in Article VII of these Bylaws. Such notice need not specify the business to be transacted at, or the purpose of, the meeting.

                  (b) Special meetings of any committee of the Board of Directors may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or, in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

            10. Waiver of Notice. A director may waive any notice required by law, by the Articles of Incorporation or by these Bylaws before or after the time stated for the meeting, and such waiver shall be equivalent to the giving of such notice. Such waiver must be in writing, signed by the director entitled to such notice and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A director's attendance at or participation in a meeting shall constitute a waiver of any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects for lack of notice to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

            11. Quorum. A majority of the full Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors.

            12. Registering Dissent. A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken is deemed to have assented to such action unless:

                  (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to the holding of, or transaction of business at, the meeting;

                  (b) the director's dissent or abstention from the action is entered in the minutes of the meeting; or

                  (c) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right to dissent or abstain is not available to a director who voted in favor of the action taken.

            13. Action by Directors Without a Meeting.

                  (a) Any action required or permitted to be taken at a meeting of the Board of Directors, or of a committee thereof, may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one or more written consents setting forth the action taken, signed by each of the directors, or by each of the members of the committee, as the case may be, either before or after the action taken, and delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records.

                  (b) Action taken under this section is effective when the last director signs the consent, unless the consent specifies a later effective date.

            14. Participation by Means of Communications Equipment. Any or all directors may participate in a regular or special meeting of the Board of Directors (or of a committee thereof) by, or may conduct the meeting through the use of, any means of communication by which all directors participating can hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

            15. Committees.

                  (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may create one or more committees of directors. Each committee must have two or more members who serve at the pleasure of the Board of Directors. To the extent specified by the Board of Directors, each committee may exercise the authority of the Board of Directors, except that no committee shall have the authority to:

                        (i) authorize or approve a distribution except according to a general formula or method prescribed by the Board of Directors;

                        (ii) approve or propose to shareholders action that by law is required to be approved by shareholders;

                        (iii) fill vacancies on the Board of Directors or any of its committees;

                        (iv) amend the Articles of Incorporation;

                        (v) adopt, amend or repeal these Bylaws;

                        (vi) approve a plan of merger not requiring shareholder approval; or

                        (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

                  (b) The creation of, delegation of authority to or action by a committee does not alone constitute compliance by a director with the standards of conduct required by the Washington Business Corporation Act and these Bylaws.

            16. Remuneration. By resolution of the Board of Directors, directors may be remunerated in cash, equity, and/or by the grant of options, warrants or other rights to purchase shares of the Corporation's stock, and a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or of a committee thereof; nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

            17. Notice of Nomination.

                  (a) Nominations for the election of directors may be made by the Board of Directors. Notice of nominations which are proposed by the Board of Directors shall be given by the Chairman on behalf of the Board.

                  (b) Nominations for the election of directors may be made by any shareholder entitled to vote for the election of directors. Notwithstanding the provisions of Article VII, such nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage pre-paid, to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed above, to the Secretary of the Corporation not later than 5:00 p.m. on the seventh day following the day on which notice of the meeting was mailed to the shareholders. Each notice under this subsection (b) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation beneficially owned by each such nominee, (iv) the name and address of the shareholder giving notice and any other shareholders known by such shareholder to be supporting such nominees, and (v) the number of shares of stock of the Corporation beneficially owned by the shareholder giving notice and any other shareholders known by such shareholder to be supporting such nominee.

                  (c) The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and should he or she so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

                  (d) The provisions of this Section 17 of Article IV may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least two-thirds (2/3) of the shares present and entitled to vote at an election of directors.

                                    ARTICLE V

                                    Officers

            1. Designations. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary and, at the discretion of the Board of Directors, one or more Vice-Presidents and a Chief Financial Officer. The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

            The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

            2. Appointment and Term of Office. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held before each annual meeting of the shareholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

            3. Powers and Duties. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

                  (a) The Chief Executive Officer. The Chief Executive Officer of the Corporation shall have, subject to the direction and control of the Board of Directors, general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall act as liaison from and as spokesperson for the Board of Directors. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. The Chief Executive Officer shall possess power to sign all certificates, contracts and other instruments of the Corporation. Unless a Chairman of the Board of Directors has been appointed and is present, the Chief Executive Officer shall preside at all meetings of the shareholders and of the Board of Directors. The Chief Executive Officer shall perform all such other duties as are incident to the office of Chief Executive Officer or are properly required by the Board of Directors.

                  (b) The President. The President of the Corporation shall be the Chief Operating Officer of the Corporation and, subject to the direction and control of the Board of Directors, shall have general control and management of the day-to-day business affairs of the Corporation. The President shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. The President shall possess power to sign all certificates, contracts and other instruments of the Corporation. The President shall perform all such other duties as are incident to the office of President or are properly required by the Board of Directors or Chief Operating Officer. If no Chief Executive Officer is separately appointed, the President shall be the Chief Executive Officer, having such responsibilities and performing such duties of the Chief Executive Officer. During the absence of disability of the CEO, the President shall exercise all the functions of the Chief Executive Officer.

                  (c) Vice-Presidents. During the absence or disability of the President, the Executive or Senior Vice-Presidents, if any, and the Vice-Presidents, if any, in the order designated by the Board of Directors, shall exercise all the functions of the President. Each Vice-President shall have such powers and discharge such duties as may be assigned from time to time by the Board of Directors.

                  (d) The Secretary. The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the Corporation's books, and shall make such reports and perform such other duties as are incident to the office of Secretary, or are properly required of him or her by the Board of Directors.

                  (e) The Chief Financial Officer. The Chief Financial Officer shall have the custody of all moneys and securities of the Corporation and shall keep regular books of account. The Chief Financial Officer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers or receipts for such disbursements, and shall render to the Board of Directors from time to time as may be required an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall perform such other duties incident to his or her office or that are properly required of him or her by the Board of Directors.

            4. Standards of Conduct for Officers. An officer with discretionary authority shall discharge such officer's duties under that authority:

                  (a) in good faith;

                  (b) with the care an ordinary prudent person in a like position would exercise under similar circumstances; and

                  (c) in a manner the officer reasonably believes to be in the best interests of the Corporation.

            5. Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may in its sole discretion select.

            6. Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

            7. Resignation. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

            8. Removal. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

            9. Salaries and Contract Rights. The salaries, if any, of the officers shall be fixed from time to time by the Board of Directors. The appointment of an officer shall not of itself create contract rights.

            10. Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI

                            Distributions and Finance

            1. Distributions. The Board of Directors may authorize and the Corporation may make distributions to its shareholders; provided that no distribution may be made if, after giving it effect, either:

                  (a) The Corporation would not be able to pay its debts as they become due in the usual course of business; or

                  (b) The Corporation's total assets would be less than the sum of its total liabilities plus the amount which would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

            The Board of Directors may authorize distributions to holders of record at the close of business on any business day prior to the date on which the distribution is made. If the Board of Directors does not fix a record date for determining shareholders entitled to a distribution, the record date shall be the date on which the Board of Directors authorizes the distribution.

            2. Measure of Effect of a Distribution. For purposes of determining whether a distribution may be authorized by the Board of Directors and paid by the Corporation under Article VI, Section 1, of these Bylaws, the effect of the distribution is measured:

                  (a) In the case of a distribution of indebtedness, the terms of which provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made; or

                  (b) In the case of any other distribution:

                        (i) if the distribution is by purchase, redemption, or other acquisition of the Corporation's shares, the effect of the distribution is measured as of the earlier of the date any money or other property is transferred or debt incurred by the Corporation, or the date the shareholder ceases to be a shareholder with respect to the acquired shares;

                        (ii) if the distribution is of an indebtedness other than described in subsection 2(a) and (b)(i) of this section, the effect of the distribution is measured as of the date the indebtedness is distributed; and

                        (iii) in all other cases, the effect of the distribution is measured as of the date the distribution is authorized if payment occurs within 120 days after the date of authorization, or the date the payment is made if it occurs more than 120 days after the date of authorization.

            3. Depositories. The moneys of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

                                   ARTICLE VII

                                     Notices

            Except as may otherwise be required by law, any notice to any shareholder or director must be in writing and may be transmitted by: mail, private carrier or personal delivery; telegraph or teletype; or telephone, wire or wireless equipment which transmits a facsimile of the notice. Written notice by the Corporation to its shareholders shall be deemed effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. Except as set forth in the previous sentence, written notice shall be deemed effective at the earliest of the following: (i) when received; (ii) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first-class postage, prepaid and correctly addressed; (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of the addressee; or (iv) if sent to a shareholder's address, telephone number, or other number appearing on the records of the Corporation, when dispatched by telegraph, teletype or facsimile equipment.

                                  ARTICLE VIII

                                      Seal

            The Corporation may adopt a corporate seal which seal shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors.

                                   ARTICLE IX

                          Indemnification of Officers,
                         Directors, Employees and Agents

            1. Definitions. For purposes of this Article:

                  (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                  (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if the director's duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

                  (c) "Expenses" include counsel fees.

                  (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

                  (e) "Official capacity" means: (i) When used with respect to a director, the office of director in the Corporation; and (ii) when used with respect to an individual other than a director, as contemplated in Section 6 of this Article IX, the office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

                  (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                  (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

            2. Right to Indemnification.

                  (a) The Corporation shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Corporation, by reason of the fact that such person is or was a director of the Corporation, against all reasonable expenses incurred by the director in connection with the proceeding.

                  (b) Except as provided in subsection (e) of this Section 2, the Corporation shall indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if:

                        (i) The individual acted in good faith; and

                        (ii) The individual reasonably believed:

                              (A) In the case of conduct in the individual's
official capacity with the Corporation, that the individual's conduct was in the Corporation's best interests; and

                              (B) In all other cases, that the individual's
conduct was at least not opposed to the Corporation's best interests; and

                        (iii) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.

                  (c) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (b)(ii) of this Section 2.

                  (d) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Section.

                  (e) The Corporation shall not indemnify a director under this
Section 2:

                        (i) In connection with a proceeding by or in the right of the Corporation in which the director was adjudged liable to the Corporation; or

                        (ii) In connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

                  (f) Indemnification under this Article IX, Section 2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

            3. Advance for Expenses.

                  (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding and in advance of any determination and authorization of indemnification pursuant to Section 5 of this Article IX if:

                        (i) The director furnishes the Corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in Section 2 of this Article IX; and

                        (ii) The director furnishes the Corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

                  (b) The undertaking required by subsection (a)(i) of this
Section 3 must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

            4. Court-ordered Indemnification. A director of the Corporation who is a party to a proceeding may apply for indemnification or advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advance of expenses if it determines:

                  (a) The director is entitled to mandatory indemnification pursuant to RCW 23B.08.520, in which case the court shall also order the Corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification;

                  (b) The director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in Section 2 of this Article IX, or was adjudged liable as described in Section 2(e) of this Article IX, but if the director was adjudged so liable, the director's indemnification is limited to reasonable expenses incurred; or

                  (c) In the case of an advance of expenses, the director is entitled pursuant to the Articles of Incorporation, Bylaws, or any applicable resolution or contract, to payment or reimbursement of the director's reasonable expenses incurred as a party to the proceeding in advance of final disposition of the proceeding.

            5. Determination and Authorization of Indemnification.

                  (a) The Corporation shall not indemnify a director under this
Article IX unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section 2(b) of this Article IX.

                  (b) The determination shall be made:

                        (i) By the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

                        (ii) If a quorum cannot be obtained under (i) of this subsection, by majority vote of a committee duly designated by the Board of Directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding;

                        (iii) By special legal counsel:

                              (A) Selected by the Board of Directors or its
committee in the manner prescribed in (i) or (ii) of this subsection; or

                              (B) If a quorum of the Board of Directors cannot
be obtained under (i) of this subsection and a committee cannot be designated under (ii) of this subsection, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

                        (iv) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

                  (c) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (b)
(iii) of this Section to select counsel.

            6. Indemnification of Officers

                  (a) An officer of the Corporation who is not a director shall be indemnified pursuant to RCW 23B.08.520, and is entitled to apply for court-ordered indemnification under Section 4 of this Article IX, in each case to the same extent as a director;

                  (b) The Corporation shall indemnify and advance expenses to an officer who is not a director to the same extent as to a director under this
Article IX; and

                  (c) The Corporation may also indemnify and advance expenses to an officer who is not a director to the extent, consistent with law, that may be provided by a general or specific action of its Board of Directors, or contract.

            7. Indemnification of Employees and Agents.

                  (a) The Corporation may indemnify employees and agents of the Corporation pursuant to RCW 23B.08.520, and may afford the right to such employees or agents to apply for court-ordered indemnification under Section 4 of this Article IX, in each case to the same extent as a director; and

                  (b) The Corporation may indemnify and advance expenses to an employee or agent of the Corporation who is not a director to the same extent as to a director under this Article IX.

                  (c) The Corporation may also indemnify and advance expenses to an employee or agent who is not a director to the extent, consistent with law, that may be provided by a general or specific action of its Board of Directors, or contract.

            8. Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against the same liability under this Article IX.

            9. Indemnification as a Witness. This Article IX does not limit a Corporation's power to pay or reimburse expenses incurred by a director in connection with the director's appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent to the proceeding.

            10. Report to Shareholders. If the Corporation indemnifies or advances expenses to a director pursuant to this Article IX in connection with a proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

            11. Shareholder Authorized Indemnification.

                  (a) If authorized by a resolution adopted or ratified, before or after the event, by the shareholders of the Corporation, the Corporation shall have the power to indemnify or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations contained in this Article IX (other than this Section 11); provided that no such indemnity shall indemnify any director from or on account of:

                        (i) Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

                        (ii) Conduct of the director finally adjudged to be an unlawful distribution under RCW 23B.08.310; or

                        (iii) Any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

                  (b) Unless a resolution adopted or ratified by the shareholders of the Corporation provides otherwise, any determination as to any indemnity or advance of expenses under subsection (a) of this Section 11 shall be made in accordance with Section 5 of this Article IX.

            12. Validity of Indemnification. A provision addressing the Corporation's indemnification of or advance for expenses to directors that is contained in these Bylaws, a resolution of its shareholders or Board of Directors, or in a contract or otherwise, is valid only if and to the extent the provision is consistent with RCW 23B.08.500 through 23B.08.580.

            13. Interpretation. The provisions contained in this Article IX shall be interpreted and applied to provide indemnification to directors, officers, employees and agents of the Corporation to the fullest extent allowed by applicable law, as such law may be amended, interpreted and applied from time to time.

            14. Savings Clause. If this Article IX or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director as to reasonable expenses and liabilities with respect to any proceeding, whether or not brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated, or by any other applicable law.

            15. Non-exclusivity of Rights. The right to indemnification under this Article IX for directors, officers, employees and agents shall not be exclusive of any other right which any person may have, or hereafter acquire, under any statute, provision of the Articles of Incorporation, Bylaws, other agreement, vote of shareholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

                                    ARTICLE X

                                Books and Records

            The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

            The Corporation shall keep a copy of the following records at its principal office:

            1. The Articles or Restated Articles of Incorporation and all amendments thereto currently in effect;

            2. The Bylaws or Restated Bylaws and all amendments thereto currently in effect;

            3. The minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three years;

            4. Its financial statements for the past three years, including balance sheets showing in reasonable detail the financial condition of the Corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on the basis of generally accepted accounting principles or, if not, prepared on a basis explained therein;

            5. All written communications to shareholders generally within the past three years;

            6. A list of the names and business addresses of its current directors and officers; and

            7. Its most recent annual report delivered to the Secretary of State of the State of Washington.

                                   ARTICLE XI

                                   Amendments

            1. By Shareholders. These Bylaws may be amended or repealed by the shareholders in the manner set forth in Article II Section 9 of these Bylaws at any regular or special meeting of the shareholders.

            2. By Directors. The Board of Directors shall have power to amend or repeal the Bylaws of, or adopt new bylaws for, the Corporation. However, any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be subsequently changed or repealed by the holders of a majority of the stock entitled to vote at any shareholders' meeting.

            3. Emergency Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any emergency in the conduct of the business of the Corporation resulting from an attack on the United States, any state of emergency declared by the federal government or any subdivision thereof, or any other catastrophic event.

            Adopted by resolution of the Corporation's Board of Directors on __________, 2000, and by approval of the Corporation's Shareholders on _______, 2000.


                                        /s/ Jennifer Cue
                                        ----------------------------------------
                                        Jennifer Cue, Secretary

                                                                      APPENDIX B
                                                                      ----------

                        WYOMING BUSINESS CORPORATION ACT

                                   ARTICLE 13
                               DISSENTERS' RIGHTS

17-16-1301. Definitions.

      (a)   As used in this article:

            (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

            (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

            (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

            (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

            (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

            (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

            (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302. Right to dissent.

      (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

            (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

                  (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

                  (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

            (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

            (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

            (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                  (A)   Alters or abolishes a preferential right of the shares;

                  (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                  (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                  (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                  (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

            (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

      (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303. Dissent by nominees and beneficial owners.

      (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

      (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

            (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

            (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

17-16-1320. Notice of dissenters' rights.

      (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

      (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321. Notice of intent to demand payment.

      (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

      (b)   A shareholder who does not satisfy the requirements of subsection
            (a) of this section is not entitled to payment for his shares under this article.

17-16-1322. Dissenters' notice.

      (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

      (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

            (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

            (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

            (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

            (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

            (v)   Be accompanied by a copy of this article.

17-16-1323. Duty to demand payment.

      (a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

      (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

      (c) shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324. Share restrictions.

      (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

      (c) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325. Payment.

      (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

      (b)   The payment shall be accompanied by:

            (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

            (ii) A statement of the corporation's estimate of the fair value of the shares;

            (iii) An explanation of how the interest was calculated;

            (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

            (v)   A copy of this article.

17-16-1326. Failure to take action.

      (a)   If the corporation does not take the proposed action within sixty
            (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327. After-acquired shares.

      (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

      (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328. Procedure if shareholder dissatisfied with payment or offer.

      (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

            (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

            (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

            (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

      (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

17-16-1329. Court action.

      (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

      (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      (e) Each dissenter made a party to the proceeding is entitled to judgment for:

            (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

            (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

17-16-1330. Court costs and counsel fees.

      (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

      (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

            (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

            (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

      (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                         URBAN JUICE & SODA COMPANY LTD.

                                      PROXY
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Peter M. van Stolk or, failing him, Jennifer L. Cue, or instead of either of them, ____________________, as proxies, with full power of substitution to vote all shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Urban Juice & Soda Company Ltd., to be held at 2:00 p.m. on Wednesday, May 31, 2000, at 234 9th Avenue North, Seattle, Washington and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April _______, 2000, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS DESCRIBED IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

         Please mark your votes as indicated in this example.   /X/

         1.       To elect Directors.

         NOMINEES:

         Peter M. van Stolk      FOR /   / AGAINST /   / ABSTAIN /   /

         Jennifer L. Cue         FOR /   / AGAINST /   / ABSTAIN /   /

         Ron B. Anderson         FOR /   / AGAINST /   / ABSTAIN /   /

         Michael M. Fleming      FOR /   / AGAINST /   / ABSTAIN /   /

         Matthew Kellogg         FOR /   / AGAINST /   / ABSTAIN /   /

         Peter Cooper            FOR /   / AGAINST /   / ABSTAIN /   /

         2. To approve the change in the state of incorporation of the Company from the State of Wyoming to the State of Washington.

         FOR /   / AGAINST /   / ABSTAIN /   /

         3. To ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for its fiscal year ending December 31, 2000.

         FOR /   / AGAINST /   / ABSTAIN /   /

         4. To transact such other business as may properly come before the meeting and any adjournments thereof.


                                  Date:  ____________, 2000

                                  Signature(s) of Shareholder(s)



                                  ----------------------------
                                  Print Name(s)

                                  (If signing as attorney, executor, trustee or guardian, please give your full title as such. If shares are held jointly, each holder should sign.)

                                  / / Check this box if you plan on attending the Annual Meeting of Shareholders in person